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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                  Date of Report (Date of earliest event reported):
                                  NOVEMBER 16, 1998


                     THE HARTFORD FINANCIAL SERVICES GROUP, INC.
             ----------------------------------------------------------------
                (Exact name of registrant as specified in its charter)

    Delaware                            0-19277             13-3317783
  -------------                        ----------          -------------
(State or other jurisdiction       (Commission File    (IRS Employer
of incorporation)                  Number)             Identification No.)



HARTFORD PLAZA
HARTFORD, CONNECTICUT                                       06115-1900
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(Address of principal executive offices)                    (Zip Code)

REGISTRANT'S TELEPHONE NUMBER: (860) 547-5000
                               --------------

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ITEM 5.   OTHER EVENTS.

     On November 16, 1998, The Hartford Financial Services Group, Inc. (The Hartford) issued a press release announcing the completion of the sale of its United Kingdom-based London & Edinburgh Insurance Co. subsidiary to Norwich Union for L315 million (approximately US $525 million). Additional information is set forth in The Hartford's press release which is filed as an exhibit hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  The following is filed as an exhibit to this Current Report:


EXHIBIT
NUMBER              DESCRIPTION

99.1                Press release dated November 16, 1998.


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                                      SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.


Date: November 16, 1998            By: /s/ Michael O'Halloran
                                       ------------------------------
                                   Title:    Senior Vice President and
                                             Director of Corporate Law

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                                   EXHIBIT INDEX


EXHIBIT
NUMBER              DESCRIPTION

99.1                Press release dated November 16, 1998.